RESERVOIR FUND

Class N: CHRVX

Investor Class: CHREX

Summary Prospectus     September 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated September 1, 2011, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.advisoronefunds.com/prospectuses. You can also obtain these documents at no cost by completing a document request form on our web-site, www.advisoronefunds.com  or by calling 1-866-811-0225 or by sending an email request to orderadvisorone@geminifund.com.

Investment Objective:

The objective is current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class N	Investor Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.20%
Other Expenses	1.70%	1.69%
Acquired Fund Fees and Expenses (Underlying Funds)[1]	0.12%	0.12%

Total Annual Fund Operating Expenses	2.32%	2.51%
Fee Waiver[2]	(1.60)%	(1.59)%

Total Annual Fund Operating Expenses After Fee Waiver	0.72%	_0.92%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N	Investor Class
1	$74	$94
3	$570	$629
5	$1,094	$1,192
10	$2,532	$2,726

(1)  This number represents the combined total fees and operating expenses of any investment companies acquired by the Fund (“Underlying Funds”) and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights will not include this figure.

(2)  The one-year fees shown above take into account CLS's advisory fee waiver agreement to limit total operating expenses at least through August 31, 2012, so that total annual operating expenses (other than expenses relating to Distribution and/or Service (12b-1 fees), dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds, extraordinary or non-recurring expenses) do not exceed 0.60% of average daily net assets of Class N Shares of and 0.80% of the average daily net assets of Investor Class Shares of the Fund.  Only the Fund's Board of Trustees may elect to terminate the fee waiver agreement.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund’s investment adviser, CLS Investments, LLC (“CLS”) and the Fund’s investment sub-adviser, Horizon Investments, LLC ("Horizon") seek to achieve the Fund’s investment objective by using the following investment strategies:

Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, including U.S. and foreign government bonds, corporate bonds, high yield bonds, index bonds, asset-backed securities, mortgage-backed securities, commercial paper, certificates of deposit, money market, as well as Eurodollar bonds and deposits, unconstrained by debt ratings.  The Fund also may invest up to 20% of the Fund’s net assets in derivatives, including foreign exchange derivatives (such as forwards, non-deliverable forwards and options used to hedge currency risk of non-US Govt. debt held by the Fund), credit default swaps and financial futures and options (financial futures include treasury note futures, bond futures, Eurodollar futures and options on Eurodollar futures). The Fund intends to maintain an average portfolio credit quality of investment grade, although, under extraordinary circumstances, the Fund may invest up to 20% of the Fund’s net assets in below investment grade bonds (rated from BB to CCC by S&P or comparably rated by another nationally recognized statistical rating organization, or “NRSRO”) also known as “high-yield” or “junk bonds.”

Under general supervision of the Fund’s investment adviser, CLS Investments, LLC, Horizon actively manages the portfolio and structures asset allocation along a short-term horizon, generally with an average duration of one to three years.  The portfolio’s allocation to government, agency and mortgage-backed securities will generally range between 0% and 100%.  The portfolio’s allocation to corporate securities will generally range between 0% and 80%. Horizon’s allocation methods are based on historical patterns of risk and return and its management disciplines are biased toward defensive strategies that seek to control downside risk while targeting superior long-term investment results.   Horizon seeks to enhance returns by selecting short to intermediate-term bonds and other investments that offer a potential of higher returns than other cash reserve investments, while setting aside sufficient assets to meet redemptions and income needs of investors.

Horizon buys securities based upon its forecast of both (1) expected return and (2) potential risk.  Expected return is evaluated by taking into account factors such as (i) current yield, (ii) maturity and (iii) yield spread versus similar competing investments.  Potential risk is evaluated by taking into account factors such as (i) probability of default, (ii) magnitude price declines that would be anticipated in a rising interest rate environment and (iii) factors that might decrease liquidity.  Horizon sells securities when more compelling investments are identified using its expected return and potential risk criteria.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund's share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund invests.  The Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

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Debt Securities Risk: When the Fund invests in bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.  Issuers of fixed-income securities may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

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Derivatives Risk: The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.  When financial derivatives are used, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

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Foreign Securities Risk:  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

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Issuer-Specific Risk: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that Horizon believes is representative of its full value or that it may even go down in price.

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Market Risk: Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

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Prepayment Risk: Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less attractive security and this could reduce the Fund's share price and its income distributions.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

Class N Shares Total Return for Years Ended December 31,

The year-to-date return of Class N Shares for the six-month period ended June 30, 2011 was 0.40%. During the period shown in the bar chart, the highest return for a quarter was 0.20% (quarter ended September 30, 2010) and the lowest return for a quarter was (0.10)% (quarter ended December 31, 2010).

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2010)

	1 Year	Life of Fund*
Reservoir Fund Class N
return before taxes	0.00%	-0.19%
return after taxes on distributions (1)	0.00%	-0.19%
return after taxes on distributions and sale of Fund shares (1)	0.00%	-0.16%
Citigroup 1-Month Treasury Bill	0.12%	0.11%

(1)

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

                *      The Reservoir Fund commenced operations on May 29, 2009.

Investment Adviser:

CLS Investments, LLC

Sub-Adviser:

Horizon Investments, LLC

Portfolio Managers:

The Fund is managed by a team of three members of the Sub-Adviser; there are no primary portfolio managers.  The team leader is a rotating position currently held by the Sub-Adviser’s Chief Economist, Jeffrey Roach. The other members of the investment team are Robbie Cannon, President and CEO of the Sub-Adviser, and Scott Ladner, Associate of the Sub-Adviser. All three portfolio managers have served the Fund in their respective capacity since it commenced operations on May 29, 2009.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section “How Shares Are Priced” of the Fund's Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-866-811-0225 or by visiting the Fund's website www.advisoronefunds.com.  You also may purchase and redeem shares through a financial intermediary.  The minimum initial investment in the Fund is $2,500.  The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's web site for more information.

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